Accrued Expenses and Other Current Liabilties	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Accrued Expenses and Other Current Liabilties

8. Accrued Expenses and Other Current Liabilities

At December 31, 2012 and 2011, accrued expenses and other current liabilities consisted of the following:

	2012	2011
Accrued salaries, wages and incentive plan compensations	$481,920	$420,613
Unapplied cash and receivable credits	198,834	158,006
Accrued insurance	187,254	162,149
Special charge for legal matters	115,000	115,000
Accrued interest	111,532	74,821
Withholding tax and VAT	96,157	79,764
Accrued operating expenses	91,529	71,324
Derivative financial instruments	26,578	192,729
Other	478,667	429,867
Total accrued expenses and other current liabilities	$1,787,471	$1,704,273

In 2001, the Company recorded a $258,159 special charge to address legal matters relating to transactions pursuant to the Agreement and Plan of Reorganization dated as of February 4, 1996 by and between W.R. Grace & Co. and Fresenius SE (the “Merger”), estimated liabilities and legal expenses arising in connection with the W.R. Grace & Co. Chapter 11 proceedings (the “Grace Chapter 11 Proceedings”) and the cost of resolving pending litigation and other disputes with certain commercial insurers. During the second quarter of 2003, the court supervising the Grace Chapter 11 Proceedings approved a definitive settlement agreement entered into among the Company, the committees representing the asbestos creditors and W.R. Grace & Co. Under the settlement agreement, the Company will pay $115,000, without interest, upon plan confirmation (see Note 19). With the exception of the proposed $115,000 payment under the Settlement Agreement, all other matters included in the special charge have been resolved.

The other item in the table above includes accruals for legal and compliance costs, physician compensation, commissions, short-term portion of pension liabilities, bonuses and rebates, and accrued rents.